UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09687

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2009

Date of reporting period: November 30, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Focused Growth & Income Fund

November 30, 2009

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

January 20, 2010

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Focused Growth & Income Fund (the “Fund”) for the annual reporting period ended November 30, 2009.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in the equity securities of US companies that AllianceBernstein L.P. (the “Adviser”) believes are undervalued. The Adviser believes that, over time, a company’s stock price will come to reflect its intrinsic economic value. The Adviser uses a disciplined investment process to evaluate the investment opportunity of the companies in the Adviser’s extensive research universe. The Fund may invest in companies of any size and in any industry. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases brokerage and other expenses, which may negatively affect the Fund’s performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders. The Fund may invest in securities of non-US issuers. The Fund may enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

Investment Results

The table on page 5 provides performance data for the Fund as well as its benchmark during the reporting period, the Russell 1000 Value Index, for the six- and 12-month periods ended November 30, 2009. On November 30, 2009, the Fund’s benchmark changed from the Russell 1000 Value Index to the S&P 500 Stock Index. The Fund’s Relative Value Investment Team (the “Team”) believes that the S&P 500 Stock Index better suits its current process, philosophy and opportunistic approach. Also included in the table are returns for the Fund’s peer group, as represented by the Lipper Multi-Cap Core Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees.

The Fund’s absolute returns were solid for both the six- and 12-month periods ended November 30, 2009 as the cumulative effect of monetary and fiscal policy initiatives around the world resuscitated global capital markets. Relative to the benchmark, the Fund’s Class A shares without sales charges outperformed the Russell 1000 Value Index for the 12-month period, but lagged the benchmark for the six-month period. While the Team’s commitment to structuring cheap, fundamentally and financially strong portfolios enhanced the Fund’s performance late in 2008 and through much of 2009, recent relative performance has become challenging as more financially leveraged and higher market-sensitive securities have been exceptionally strong performers.

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	1

For the 12-month period, strong stock and sector selection contributed to solid absolute and relative performance. Stock selection benefited primarily from the Fund’s holdings in economically sensitive stocks like Goodrich, Occidental Petroleum, Joy Global, F5 Networks and Wesco International. Stock selection was restrained by the Fund’s underweight in JPMorgan Chase, and exposures to SAIC Inc., Amgen, Oil States International, Ace Ltd. and Advanced Auto Parts. Also, an overweight in the technology sector and an underweight in the utilities sector helped Fund performance during the period, while an underweight in the financials and consumer discretionary sectors modestly detracted. Cash was a detractor as proceeds from positions trimmed or eliminated during the mid-year rally were slow to be re-deployed.

For the six-month period, though absolute returns were strong, weak stock and modestly negative sector allocation contributed to disappointing relative performance. Stock selection benefited primarily from the Fund’s holdings in Medco Health Solutions, Endo Pharmaceuticals, F5 Networks, Joy Global and Accenture. Stock selection was hurt by the Fund’s exposure to SAIC Inc., Amgen, Total, Qwest Communications and Advanced Auto Parts. Underweights in the energy and utilities sectors helped performance during the period, while an underweight in financials and an overweight in staples modestly detracted. Cash was again a detractor, though at a lesser rate than for the 12-month period.

Market Review and Investment Strategy

Risky assets rallied substantially over the six-month period ended November 30, 2009 as investors gained confidence that the global economy was emerging from a deep recession and appeared on track for a return to economic growth. Generally, stocks and sectors that performed worst during the crisis in 2008 have done best in 2009. Financials and other economically sensitive sectors outperformed defensive sectors. In addition, the most highly leveraged and lowest-quality stocks and those with the worst earnings revisions and momentum outperformed. Corporate bonds, commercial mortgage-backed securities and other non-government debt also rallied as spreads narrowed.

The global economic recovery has been led by China and other countries in emerging Asia. Many observers wonder if the recovery can be sustained if the US consumer continues to save more and spend less. After all, the American consumer accounts for as much as 70% of nominal US GDP, and in the decade leading up to the recent crisis, the US consumer’s borrowing and consumption binge helped underpin global economic growth.

These concerns are not without foundation. Consumer spending remains depressed by stubbornly high unemployment and continued de-leveraging. But in the view of the Team, these concerns are somewhat overstated. First, consumers in the US and other developed markets, while still under financial stress, have made

2	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

significant progress over the past year in rebuilding their balance sheets. The portion of disposable income eaten up by debt service has fallen sharply in both the US and the UK since the peak of the crisis. In fact, US households have cut this ratio to its lowest level since 2000.

Nevertheless, significant risks and challenges persist for the global economy and financial markets. Many investors worry about how governments and central banks around the world will wind down their massive fiscal and monetary stimulus programs as their economies recover.

These concerns notwithstanding, the Team believes that the fundamentally strong and attractively priced portfolio that it has assembled offers outperformance potential. Thus, the Team continues to stick to its disciplines, believing that the strategies in place may ultimately deliver strong outperformance.

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Russell 1000 Value Index nor the unmanaged S&P 500 Stock Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The Russell 1000 Index is composed of 1000 of the largest capitalized companies that are traded in the United States. The S&P 500 Stock Index is comprised of 500 US companies and is a common measure of the performance of the overall US stock market. For the six-and 12-month periods ended November 30, 2009, the Lipper Multi-Cap Core Funds Average consisted of 835 and 799 funds, respectively. Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Fund can invest in small-to mid-capitalization companies. These investments may be more volatile than investments in large-capitalization companies. The Fund may at times be concentrated in a particular sector or industry group and, therefore, may be subject to greater risk. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARKS PERIODS ENDED NOVEMBER 30, 2009	Returns
	6 Months	12 Months
AllianceBernstein Focused Growth & Income Fund*
Class A	13.88%	26.20%

Class B**	13.81%	25.82%

Class C	13.52%	25.28%

Class R†	13.88%	26.10%

Class K†	13.98%	26.30%

Class I†	14.22%	26.77%

Previous Benchmark: Russell 1000 Value Index	20.19%	19.24%

New Benchmark: S&P 500 Stock Index	20.50%	25.39%

Lipper Multi-Cap Core Funds Average	18.53%	31.86%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the six- and 12-month periods ended November 30, 2009, by 0.22% and 1.94%, respectively.

** Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

†    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

12/22/99* TO 11/30/09

*Since inception of the Fund’s Class A shares on 12/22/99.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Focused Growth & Income Fund Class A shares (from 12/22/99* to 11/30/09) as compared to the performance of its new and previous benchmarks. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2009
	NAV Returns	SEC Returns
Class A Shares
1 Year	26.20%	20.87%
5 Years	-0.33%	-1.19%
Since Inception*	3.84%	3.39%

Class B Shares
1 Year	25.82%	21.82%
5 Years	-0.73%	-0.73%
Since Inception*(a)	3.32%	3.32%

Class C Shares
1 Year	25.28%	24.28%
5 Years	-1.04%	-1.04%
Since Inception*	3.11%	3.11%

Class R Shares†
1 Year	26.10%	26.10%
5 Years	-0.50%	-0.50%
Since Inception*	1.37%	1.37%

Class K Shares†
1 Year	26.30%	26.30%
Since Inception*	-1.39%	-1.39%

Class I Shares†
1 Year	26.77%	26.77%
Since Inception*	-1.05%	-1.05%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.71%, 2.49%, 2.44%, 1.74%, 1.46% and 1.05% for Class A, Class B, Class C, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception dates: 12/22/99 for Class A, Class B and Class C shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these classes are listed above.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2009)
SEC Returns

Class A Shares
1 Year	17.45%
5 Years	-1.61%
10 Years	3.33%

Class B Shares
1 Year	18.37%
5 Years	-1.16%
10 Years(a)	3.26%

Class C Shares
1 Year	20.80%
5 Years	-1.47%
10 Years	3.05%

Class R Shares†
1 Year	22.46%
5 Years	-0.95%
Since Inception*	1.81%

Class K Shares†
1 Year	22.75%
Since Inception*	-0.78%

Class I Shares†
1 Year	23.28%
Since Inception*	-0.43%

*	Inception dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these classes are listed above.

See Historical Performance disclosures on page 4.

8	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-l) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2009		Ending Account Value November 30, 2009		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,138.82	$1,017.75	$7.83	$7.38
Class B	$1,000	$1,000	$1,138.06	$1,016.85	$8.79	$8.29
Class C	$1,000	$1,000	$1,135.16	$1,014.09	$11.72	$11.06
Class R	$1,000	$1,000	$1,138.79	$1,016.90	$8.74	$8.24
Class K	$1,000	$1,000	$1,139.84	$1,018.30	$7.24	$6.83
Class I	$1,000	$1,000	$1,142.19	$1,020.46	$4.94	$4.66
*	Expenses are equal to the classes’ annualized expense ratios of 1.46%, 1.64%, 2.19%, 1.63%, 1.35% and 0.92%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	9

Fund Expenses

PORTFOLIO SUMMARY

November 30, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $118.9

TEN LARGEST HOLDINGS**

November 30, 2009 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Amgen, Inc.	$4,840,465	4.1%
Raytheon Co.	4,714,995	4.0
Occidental Petroleum Corp.	4,371,143	3.7
Philip Morris International, Inc.	4,323,291	3.6
Axis Capital Holdings Ltd.	4,156,515	3.5
Qwest Communications International, Inc.	3,636,897	3.1
Comcast Corp. – Class A	3,268,476	2.7
ACE Ltd.	3,214,860	2.7
Texas Instruments, Inc.	3,143,547	2.6
Medco Health Solutions, Inc.	2,343,236	2.0
	$38,013,425	32.0%

*	All data are as of November 30, 2009. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

**	Long-term investments.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

10	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

November 30, 2009

Company	Shares	U.S. $ Value

COMMON STOCKS – 90.6%
Information Technology – 18.3%
Communications Equipment – 0.8%
F5 Networks, Inc.(a)	20,170	$948,595

Computers & Peripherals – 1.7%
Dell, Inc.(a)	77,200	1,090,064
EMC Corp.(a)	55,400	932,382

		2,022,446

Electronic Equipment, Instruments & Components – 2.9%
Arrow Electronics, Inc.(a)	39,200	1,030,176
Avnet, Inc.(a)	45,000	1,226,250
Tyco Electronics Ltd.	52,400	1,216,204

		3,472,630

Internet Software & Services – 1.6%
Ebay, Inc.(a)	40,400	988,588
IAC/InterActiveCorp.(a)	48,900	951,105

		1,939,693

IT Services – 6.9%
Accenture PLC	23,670	971,417
Amdocs Ltd.(a)	66,100	1,747,023
Global Payments, Inc.	22,200	1,137,972
Hewitt Associates, Inc. – Class A(a)	30,900	1,241,562
Lender Processing Services, Inc.	26,700	1,115,526
SAIC, Inc.(a)	108,700	1,937,034

		8,150,534

Semiconductors & Semiconductor Equipment – 2.7%
Texas Instruments, Inc.	124,300	3,143,547

Software – 1.7%
Sybase, Inc.(a)	26,100	1,050,264
Symantec Corp.(a)	55,600	986,900

		2,037,164

		21,714,609

Industrials – 15.4%
Aerospace & Defense – 8.2%
Alliant Techsystems, Inc.(a)	11,200	960,064
Goodrich Corp.	15,600	925,704
ITT Corp.	20,500	1,060,260
L-3 Communications Holdings, Inc.	14,300	1,120,691
Raytheon Co.	91,500	4,714,995
United Technologies Corp.	14,600	981,704

		9,763,418

Commercial Services & Supplies – 0.4%
Cintas Corp.	16,100	452,249

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Construction & Engineering – 2.4%
Foster Wheeler AG(a)	32,500	$969,800
URS Corp.(a)	44,230	1,837,757

		2,807,557

Electrical Equipment – 2.1%
Hubbell, Inc. – Class B	46,400	2,107,024
Thomas & Betts Corp.(a)	12,600	459,900

		2,566,924

Machinery – 2.3%
Dover Corp.	47,000	1,921,360
Joy Global, Inc.	15,660	838,436

		2,759,796

		18,349,944

Health Care – 14.0%
Biotechnology – 4.1%
Amgen, Inc.(a)	85,900	4,840,465

Health Care Providers & Services – 4.8%
AmerisourceBergen Corp. – Class A	36,400	898,716
Cardinal Health, Inc.	14,300	460,889
Medco Health Solutions, Inc.(a)	37,100	2,343,236
UnitedHealth Group, Inc.	68,830	1,973,356

		5,676,197

Life Sciences Tools & Services – 1.6%
Thermo Fisher Scientific, Inc.(a)	41,100	1,941,153

Pharmaceuticals – 3.5%
Eli Lilly & Co.	27,800	1,021,094
Endo Pharmaceuticals Holdings, Inc.(a)	43,900	967,117
Forest Laboratories, Inc.(a)	71,600	2,195,256

		4,183,467

		16,641,282

Financials – 12.3%
Capital Markets – 0.3%
SEI Investments Co.	20,200	353,702

Diversified Financial Services – 1.9%
JP Morgan Chase & Co.	53,700	2,281,713

Insurance – 10.1%
ACE Ltd.	66,000	3,214,860
Arch Capital Group Ltd.(a)	31,700	2,213,928
Axis Capital Holdings Ltd.	148,500	4,156,515
Transatlantic Holdings, Inc.	22,600	1,221,304
The Travelers Co., Inc.	23,400	1,225,926

		12,032,533

		14,667,948

12	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 11.0%
Auto Components – 0.9%
WABCO Holdings, Inc.	44,500	$1,051,535

Diversified Consumer Services – 1.3%
Apollo Group, Inc. – Class A(a)	26,600	1,518,062

Media – 6.1%
Comcast Corp. – Class A	222,800	3,268,476
Time Warner, Inc.	63,000	1,935,360
Viacom, Inc. – Class B(a)	69,200	2,051,088

		7,254,924

Multiline Retail – 1.4%
Dollar Tree, Inc.(a)	18,400	901,048
Kohl’s Corp.(a)	13,300	706,762

		1,607,810

Specialty Retail – 0.9%
Ross Stores, Inc.	25,400	1,117,092

Textiles, Apparel & Luxury Goods – 0.4%
Coach, Inc.	13,800	479,550

		13,028,973

Energy – 8.2%
Energy Equipment & Services – 2.9%
Cameron International Corp.(a)	22,420	847,476
Helmerich & Payne, Inc.	12,000	450,600
Noble Corp.	25,100	1,036,881
Oil States International, Inc.(a)	19,300	692,291
Rowan Cos, Inc.(a)	18,300	451,827

		3,479,075

Oil, Gas & Consumable Fuels – 5.3%
BP PLC (Sponsored ADR)	33,400	1,909,812
Occidental Petroleum Corp.	54,105	4,371,143

		6,280,955

		9,760,030

Consumer Staples – 7.6%
Food Products – 2.4%
Archer-Daniels-Midland Co.	61,100	1,882,491
ConAgra Foods, Inc.	42,445	941,854

		2,824,345

Tobacco – 5.2%
Lorillard, Inc.	24,790	1,931,389
Philip Morris International, Inc.	89,900	4,323,291

		6,254,680

		9,079,025

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Telecommunication Services – 3.1%
Diversified Telecommunication Services – 3.1%
Qwest Communications International, Inc.	996,410	$3,636,897

Materials – 0.7%
Chemicals – 0.7%
CF Industries Holdings, Inc.	9,865	842,076

Total Common Stocks (cost $98,476,326)		107,720,784

SHORT-TERM INVESTMENTS – 12.0%
Investment Companies – 12.0%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.10%(b) (cost $14,201,809)	14,201,809	14,201,809

Total Investments – 102.6% (cost $112,678,135)		121,922,593
Other assets less liabilities – (2.6)%		(3,049,078)

Net Assets – 100.0%		$118,873,515

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

14	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

November 30, 2009

Assets
Investments in securities, at value
Unaffiliated issuers (cost $98,476,326)	$107,720,784
Affiliated issuers (cost $14,201,809)	14,201,809
Receivable for capital stock sold	679,635
Receivable for investment securities sold	665,375
Dividends receivable	253,545

Total assets	123,521,148

Liabilities
Payable for investment securities purchased	3,531,887
Payable for capital stock redeemed	895,476
Advisory fee payable	54,025
Distribution fee payable	43,040
Transfer Agent fee payable	18,332
Administrative fee payable	16,412
Accrued expenses	88,461

Total liabilities	4,647,633

Net Assets	$118,873,515

Composition of Net Assets
Capital stock, at par	$12,572
Additional paid-in capital	157,196,969
Accumulated net realized loss on investment transactions	(47,580,484)
Net unrealized appreciation on investments	9,244,458

$118,873,515

Net Asset Value Per Share—18 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$72,023,455	7,440,068	$9.68	*

B	$25,272,994	2,761,734	$9.15

C	$20,224,949	2,229,436	$9.07

R	$959,759	99,996	$9.60

K	$385,955	39,778	$9.70

I	$6,403	658.48	$9.72

*	The maximum offering price per share for Class A shares was $10.11 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	15

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended November 30, 2009

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $26,845)	$1,996,030
Affiliated issuers	17,812	$2,013,842

Expenses
Advisory fee (see Note B)	660,947
Distribution fee—Class A	206,356
Distribution fee—Class B	298,105
Distribution fee—Class C	200,507
Distribution fee—Class R	5,776
Distribution fee—Class K	912
Transfer agency—Class A	214,052
Transfer agency—Class B	119,185
Transfer agency—Class C	68,641
Transfer agency—Class R	2,507
Transfer agency—Class K	674
Transfer agency—Class I	1
Custodian	104,651
Registration fees	93,855
Administrative	90,460
Printing	57,572
Audit	51,213
Directors’ fees	50,427
Legal	37,889
Miscellaneous	15,919

Total expenses	2,279,649
Less: expenses waived by the Distributor (see Note C)	(178,863)

Net expenses		2,100,786

Net investment loss		(86,944)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on investment transactions		(10,820,800)
Net change in unrealized appreciation/depreciation of investments		38,601,094

Net gain on investment transactions		27,780,294

Net Increase in Net Assets from Operations		$27,693,350

See notes to financial statements.

16	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2009		Year Ended November 30, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$(86,944)		$445,222
Net realized loss on investment transactions	(10,820,800)		(36,500,592)
Net change in unrealized appreciation/depreciation of investments	38,601,094		(61,731,508)

Net increase (decrease) in net assets from operations	27,693,350		(97,786,878)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(297,156)		(927,441)
Class B	(76,653)		(509,387)
Class R	(3,773)		(14,060)
Class K	– 0	–	(23,607)
Class I	(63)		(266)
Tax return of capital
Class A	(24,634)		– 0	–
Class B	(6,355)		– 0	–
Class R	(313)		– 0	–
Class I	(5)		– 0	–
Net realized gain on investment transactions
Class A	– 0	–	(25,443,074)
Class B	– 0	–	(17,944,296)
Class C	– 0	–	(9,732,960)
Class R	– 0	–	(449,346)
Class K	– 0	–	(466,122)
Class I	– 0	–	(4,388)
Capital Stock Transactions
Net decrease	(28,012,275)		(10,547,204)
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	16,333		– 0	–

Total decrease	(711,544)		(163,849,029)
Net Assets
Beginning of period	119,585,059		283,434,088

End of period (including undistributed net investment income of $0 and $377,645, respectively)	$118,873,515		$119,585,059

See notes to financial statements.

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	17

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

November 30, 2009

NOTE A

Significant Accounting Policies

AllianceBernstein Focused Growth & Income Fund, Inc. (the “Fund”), organized as a Maryland corporation on July 6, 1999, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Effective March 1, 2010, the Fund’s new name is AllianceBernstein Core Opportunities, Fund, Inc. The Fund offers Class A, Class B, Class C, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Class I shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All six classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities

18	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Notes to Financial Statements

exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	19

Notes to Financial Statements

a liability in an orderly transaction between market participants at the measurement date. The disclosure requirements also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2009:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$107,720,784	$—	$—	$107,720,784
Short-Term Investments	14,201,809	—	—	14,201,809

Total Investments in Securities	121,922,593	—	—	121,922,593
Other Financial Instruments*	—	—	—	—

Total	$121,922,593	$—	$—	$121,922,593

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income

20	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Notes to Financial Statements

investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	21

Notes to Financial Statements

determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 2.50%, 3.20%, 3.20%, 2.70%, 2.45% and 2.20% of the daily average net assets for the Class A, Class B, Class C, Class R, Class K and Class I shares, respectively (the “Expense Caps”). The Expense Caps expired on January 1, 2009. For the year ended November 30, 2009, there was no such reimbursement.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2009, such fee amounted to $90,460.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $221,353 for the year ended November 30, 2009.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,913 from the sale of Class A shares and received $646, $13,241 and $1,094 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2009.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear

22	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Notes to Financial Statements

its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended November 30, 2009 is as follows:

Market Value November 30, 2008 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2009 (000)	Dividend Income (000)
$ – 0 –	$112,379	$98,177	$14,202	$18

Brokerage commissions paid on investment transactions for the year ended November 30, 2009 amounted to $275,272, of which $22,447 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Class I shares. For the period February 1, 2007 through October 31, 2007, with respect to Class B shares, payments to the distributor were voluntarily limited to .30% of the average daily net assets attributable to Class B shares. As of November 1, 2007, with respect to Class B shares, payments to the distributor are voluntarily being limited to .40% of the average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. For the year ended November 30, 2009, such waiver amounted to $178,863. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $95,906, $1,590,378, $148,084 and $27,478 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	23

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2009 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$165,513,120		$202,487,602
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$114,309,467

Gross unrealized appreciation	$8,680,580
Gross unrealized depreciation	(1,067,454)

Net unrealized appreciation	$7,613,126

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Fund may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal type of derivatives utilized by the Fund, as well as the methods in which it may be used are:

•	Futures Contracts

The Fund may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty

24	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Notes to Financial Statements

risk for futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

The Fund did not engage in derivatives transactions for the year ended November 30, 2009.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2009	Year Ended November 30, 2008	Year Ended November 30, 2009	Year Ended November 30, 2008

Class A
Shares sold	1,382,398	939,495	$11,336,750	$10,966,455

Shares issued in reinvestment of dividends and distributions	36,827	1,762,247	284,306	23,702,215

Shares converted from Class B	954,979	843,990	8,212,044	9,735,952

Shares redeemed	(3,096,344)	(3,672,996)	(26,735,521)	(41,582,052)

Net increase (decrease)	(722,140)	(127,264)	$(6,902,421)	$2,822,570

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	25

Notes to Financial Statements

Shares	Amount
Year Ended November 30, 2009	Year Ended November 30, 2008	Year Ended November 30, 2009	Year Ended November 30, 2008

Class B
Shares sold	128,540	247,008	$984,412	$2,672,326

Shares issued in reinvestment of dividends and distributions	10,200	1,301,651	74,557	16,570,012

Shares converted to Class A	(1,009,328)	(892,536)	(8,212,044)	(9,735,952)

Shares redeemed	(1,049,806)	(1,818,162)	(8,223,864)	(19,897,968)

Net decrease	(1,920,394)	(1,162,039)	$(15,376,939)	$(10,391,582)

Class C
Shares sold	307,405	407,191	$2,424,582	$3,925,711

Shares issued in reinvestment of distributions	– 0	–	623,231	– 0	–	7,927,504

Shares redeemed	(976,250)	(1,295,551)	(7,605,833)	(13,759,950)

Net decrease	(668,845)	(265,129)	$(5,181,251)	$(1,906,735)

Class R
Shares sold	50,523	33,219	$365,118	$402,659

Shares issued in reinvestment of dividends and distributions	533	34,712	4,086	463,406

Shares redeemed	(100,311)	(60,786)	(866,154)	(717,665)

Net increase (decrease)	(49,255)	7,145	$(496,950)	$148,400

Class K
Shares sold	13,838	10,493	$122,666	$118,092

Shares issued in reinvestment of dividends and distributions	– 0	–	36,601	– 0	–	489,717

Shares redeemed	(19,843)	(151,692)	(177,381)	(1,819,054)

Net decrease	(6,005)	(104,598)	$(54,715)	$(1,211,245)

Class I
Shares sold	– 0	–(a)	– 0	–	$1	– 0	–

Shares issued in reinvestment of dividends and distributions	– 0	–	185	– 0	–	2,500

Shares redeemed	– 0	–	(942)	– 0	–	(11,112)

Net increase (decrease)	– 0	–(a)	(757)	$1	$(8,612)

(a)	Amount is less than one share.

26	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Notes to Financial Statements

For the year ended November 30, 2009, the Fund received $16,333 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. As such, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	27

Notes to Financial Statements

related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2009.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2009 and November 30, 2008 were as follows:

	2009		2008
Distributions paid from:
Ordinary income	$377,645		$18,398,807
Long-term capital gains	– 0	–	37,116,140

Total taxable distributions	377,645		55,514,947
Tax return of capital	31,307		– 0	–

Total distributions paid	$408,952		$55,514,947

As of November 30, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(45,949,152	)(a)
Unrealized appreciation/(depreciation)	7,613,126	(b)

Total accumulated earnings/(deficit)	$(38,336,026)

(a)

On November 30, 2009, the Fund had a net capital loss carryforward for federal income tax purposes of $45,949,152 of which $30,369,280 expires in the year 2016 and $15,579,872 expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences primarily due to excess distributions, and net operating loss disallowance, resulted in a net decrease in distributions in excess of net investment income and a net decrease in additional paid in capital. This reclassification had no effect on net assets.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed

28	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Notes to Financial Statements

certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through January 26, 2010, the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	29

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended November 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 7.71	$ 16.51	$ 16.13	$ 15.42	$ 14.69

Income From Investment Operations
Net investment income(a)	.01	.04	.11	.09	.05
Net realized and unrealized gain (loss) on investment transactions	2.00	(5.63)	1.91	1.54	.93

Net increase (decrease) in net asset value from operations	2.01	(5.59)	2.02	1.63	.98

Less: Dividends and Distributions
Dividends from net investment income	(.04)	(.11)	(.08)	– 0	–	(.10)
Tax return of capital	(.00	)(b)	– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(3.10)	(1.56)	(.92)	(.15)

Total dividends and distributions	(.04)	(3.21)	(1.64)	(.92)	(.25)

Net asset value, end of period	$ 9.68	$ 7.71	$ 16.51	$ 16.13	$ 15.42

Total Return
Total investment return based on net asset value(c)	26.20	%*	(42.15	)%*	13.59%	11.20%	6.67%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$72,024	$62,968	$136,849	$134,079	$175,285
Ratio to average net assets of:
Expenses	1.58%	1.34%	1.21	%(d)	1.21	%(e)	1.27%
Net investment income	.11%	.38%	.68%	.59	%(e)	.36%
Portfolio turnover rate	147%	339%	154%	133%	152%

See footnote summary on page 36.

30	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Year Ended November 30,
	2009		2008		2007		2006		2005

Net asset value, beginning of period	$ 7.29		$ 15.77		$ 15.43		$ 14.89		$ 14.20

Income From Investment Operations
Net investment income (loss)(a)	(.01	)(f)	.02	(f)	.07	(f)	(.02)		(.05)
Net realized and unrealized gain (loss) on investment transactions	1.89		(5.31)		1.83		1.48		.89

Net increase (decrease) in net asset value from operations	1.88		(5.29)		1.90		1.46		.84

Less: Dividends and Distributions
Dividends from net investment income	(.02)		(.09)		– 0	–	– 0	–	– 0	–
Tax return of capital	(.00	)(b)	– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(3.10)		(1.56)		(.92)		(.15)

Total dividends and distributions	(.02)		(3.19)		(1.56)		(.92)		(.15)

Net asset value, end of period	$ 9.15		$ 7.29		$ 15.77		$ 15.43		$ 14.89

Total Return
Total investment return based on net asset value(c)	25.82	%*	(42.20	)%*	13.37%		10.41%		5.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$25,273		$34,122		$92,156		$118,437		$164,194
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.77%		1.49%		1.40	%(d)	1.94	%(e)	2.00%
Expenses, before waivers/reimbursements	2.37%		2.09%		1.96	%(d)	1.94	%(e)	2.00%
Net investment income (loss)	(.11	)%(f)	.21	%(f)	.49	%(f)	(.14	)%(e)	(.37)%
Portfolio turnover rate	147%		339%		154%		133%		152%

See footnote summary on page 36.

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	31

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended November 30,
	2009		2008	2007		2006		2005

Net asset value, beginning of period	$ 7.24		$ 15.68	$ 15.42		$ 14.88		$ 14.19

Income From Investment Operations
Net investment loss(a)	(.05)		(.04)	(.01)		(.02)		(.05)
Net realized and unrealized gain (loss) on investment transactions	1.88		(5.30)	1.83		1.48		.89

Net increase (decrease) in net asset value from operations	1.83		(5.34)	1.82		1.46		.84

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	(3.10)	(1.56)		(.92)		(.15)

Net asset value, end of period	$ 9.07		$ 7.24	$ 15.68		$ 15.42		$ 14.88

Total Return
Total investment return based on net asset value(c)	25.28	%*	(42.57)%*	12.80%		10.42%		5.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$20,225		$20,997	$49,598		$49,794		$67,622
Ratio to average net assets of:
Expenses	2.31%		2.06%	1.93	%(d)	1.92	%(e)	1.99%
Net investment loss	(.64)%		(.35)%	(.03)%		(.12	)%(e)	(.36)%
Portfolio turnover rate	147%		339%	154%		133%		152%

See footnote summary on page 36.

32	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended November 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 7.64	$ 16.39	$ 16.06	$ 15.39	$ 14.66

Income From Investment Operations
Net investment income (loss)(a)	(.00	)(b)	.03	.07	.06	.03
Net realized and unrealized gain (loss) on investment transactions	1.99	(5.58)	1.90	1.53	.92

Net increase (decrease) in net asset value from operations	1.99	(5.55)	1.97	1.59	.95

Less: Dividends and Distributions
Dividends from net investment income	(.03)	(.10)	(.08)	– 0	–	(.07)
Tax return of capital	(.00	)(b)	– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(3.10)	(1.56)	(.92)	(.15)

Total dividends and distributions	(.03)	(3.20)	(1.64)	(.92)	(.22)

Net asset value, end of period	$ 9.60	$ 7.64	$ 16.39	$ 16.06	$ 15.39

Total Return
Total investment return based on net asset value(c)	26.10	%*	(42.22	)%*	13.32%	10.94%	6.47%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$960	$1,141	$2,329	$1,665	$928
Ratio to average net assets of:
Expenses	1.69%	1.49%	1.43	%(d)	1.44	%(e)	1.60%
Net investment income (loss)	(.02)%	.23%	.46%	.42	%(e)	.19%
Portfolio turnover rate	147%	339%	154%	133%	152%

See footnote summary on page 36.

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	33

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended November 30,							March 1, 2005(g) to November 30, 2005
	2009		2008	2007		2006

Net asset value, beginning of period	$ 7.68		$ 16.48	$ 16.17		$ 15.43		$ 15.27

Income From Investment Operations
Net investment income(a)	.02		.04	.12		.15		.05
Net realized and unrealized gain (loss) on investment transactions	2.00		(5.58)	1.90		1.51		.11

Net increase (decrease) in net asset value from operations	2.02		(5.54)	2.02		1.66		.16

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.16)	(.15)		– 0	–	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(3.10)	(1.56)		(.92)		– 0	–

Total dividends and distributions	– 0	–	(3.26)	(1.71)		(.92)		– 0	–

Net asset value, end of period	$ 9.70		$ 7.68	$ 16.48		$ 16.17		$ 15.43

Total Return
Total investment return based on net asset value(c)	26.30	%*	(42.05)%*	13.61%		11.39%		1.05%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$386		$352	$2,479		$335		$10
Ratio to average net assets of:
Expenses	1.40%		1.22%	1.13	%(d)	1.04	%(e)	1.23	%(h)
Net investment income	.27%		.38%	.78%		.96	%(e)	.48	%(h)
Portfolio turnover rate	147%		339%	154%		133%		152%

See footnote summary on page 36.

34	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended November 30,	March 1, 2005(g) to November 30, 2005
2009	2008	2007	2006

Net asset value, beginning of period	$ 7.77	$ 16.61	$ 16.25	$ 15.47	$ 15.27

Income From Investment Operations
Net investment income(a)	.06	.10	.14	.19	.09
Net realized and unrealized gain (loss) on investment transactions	1.99	(5.65)	1.95	1.51	.11

Net increase (decrease) in net asset value from operations	2.05	(5.55)	2.09	1.70	.20

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.19)	(.17)	– 0	–	– 0	–
Tax return of capital	(.01)	– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(3.10)	(1.56)	(.92)	– 0	–

Total dividends and distributions	(.10)	(3.29)	(1.73)	(.92)	– 0	–

Net asset value, end of period	$ 9.72	$ 7.77	$ 16.61	$ 16.25	$ 15.47

Total Return
Total investment return based on net asset value(c)	26.77	%*	(41.81	)%*	14.00%	11.64%	1.31%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6	$5	$23	$248	$10
Ratio to average net assets of:
Expenses	.98%	.83%	.78	%(d)	.73	%(e)	.96	%(h)
Net investment income	.70%	.77%	.87%	1.34	%(e)	.77	%(h)
Portfolio turnover rate	147%	339%	154%	133%	152%

See footnote summary on page 36.

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	35

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Ratios reflect expenses grossed up, where applicable, for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

Year Ended November 30, 2007
Class A	1.20%
Class B	1.39%
Class C	1.92%
Class R	1.42%
Class K	1.12%
Class I	0.77%

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Net of fees and expenses waived by Distributor.

(g)	Commencement of distributions.

(h)	Annualized.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2009 and November 30, 2008 by 1.94% and 0.02%, respectively.

See notes to financial statements.

36	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of AllianceBernstein Focused Growth & Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Focused Growth & Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of November 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Focused Growth & Income Fund, Inc. at November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 26, 2010

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	37

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

For the fiscal year ended November 30, 2009, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates $408,952 of the ordinary distributions paid in the fiscal year as qualified dividend income, which is taxed at a maximum rate of 15%.

For corporate shareholders, $408,952 of the total ordinary income distribution paid during the current fiscal year ended November 30, 2009 is designated for the corporate dividends received deduction.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns, will be included with your Form 1099-DIV which will be sent to you separately in January 2010.

38	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Frank V. Caruso(2), Senior Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Fund are made by the Adviser’s Relative Value Investment Team. While the members of the team work jointly to determine the investment strategy, including security selection, for the Fund, Mr. Frank Caruso CFA, who is CIO of the Adviser’s Relative Value Investment Team, is primarily responsible for the day-to-day management of the Fund.

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	39

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Chairman of the Board William H. Foulk, Jr., #, *** 77 (1999)	Investment Adviser and an Independent Consultant. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2005. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	87	None

John H. Dobkin, # 67 (1999)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design.	85	None

Michael J. Downey, # 66 (2005)	Private Investor since prior to 2005. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management.	85	Asia Pacific Fund, Inc., and The Merger Fund

D. James Guzy, # 73 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2005. He was formerly a Director of the Intel Corporation (semi-conductors) until May 2008.	85	Cirrus Logic Corporation (semi-conductors)

40	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 61 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies in the 2009-2010 academic year. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	85	None

Garry L. Moody, # 57 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995-2008.	84	None

Marshall C. Turner, Jr., # 68 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2, 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was renamed Toppan Photomasks, Inc.	85	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc.

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	41

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Earl D. Weiner, # 70 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook.	85	None

*	The address for each of the Fund’s independent Directors is c/o AllianceBernstein L.P. Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

42	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS**
Robert M. Keith 49	President and Chief Executive Officer	Executive Vice President of the Adviser** and head of AllianceBernstein Investments, Inc. (“ABI”)** since July 2008; Director of ABI, and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2005.

Philip L. Kirstein 64	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2005.

Frank V. Caruso 53	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

Emilie D. Wrapp 54	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2005.

Joseph J. Mantineo 50	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2005.

Phyllis J. Clarke 49	Controller	Vice President of ABIS**, with which she has been associated since prior to 2005.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	43

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Focused Growth & Income Fund, Inc. (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is

1	It should be noted that the information in the fee summary was completed on April 23, 2009 and presented to the Board of Directors on May 5-7, 2009.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

44	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/09 ($MIL)	Fund
Value	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$104.6	Focused Growth & Income Fund, Inc.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $99,536 (0.05% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio[4]			Fiscal Year End
Focused Growth & Income Fund, Inc.	Class A Class B Class C Class R Class K Class I	1.34 2.09 2.06 1.49 1.22 0.83	% % % % % %	November 30

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

4	Annualized.

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	45

these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Fund.5 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fees based on February 28, 2009 net assets:

Fund	Net Assets 02/28/09 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Focused Growth & Income Fund, Inc.	$104.6	Relative Value 65 bp on 1st $25 million 50 bp on next $25 million 40 bp on next $50 million 30 bp on next $100 million 25 bp on the balance Minimum account size: $25m	0.479%	0.550%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

46	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)6 at the approximate current asset level of the Fund.7

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[8]	Lipper Exp. Group Median (%)	Rank
Focused Growth & Income Fund, Inc.	0.550	0.800	2/19

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU9 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund. It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have

6	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

7	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

8	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee would not reflect any expense reimbursements made by the Adviser to the Fund for the expense cap.

9	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	47

different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper utilizes but given market conditions during 2008, especially the last three months of 2008, the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 compared to other years under more normal market conditions.10

Fund	Expense Ratio (%)[11]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Focused Growth & Income Fund, Inc.	1.335	1.239	15/19	1.173	76/97

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2008, relative to 2007.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type

10	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008.

11	Most recently completed fiscal year end Class A total expense ratio.

48	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2008, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $21 million for distribution services and educational support (revenue sharing payments). During the Fund’s most recently completed fiscal year, ABI received from the Fund $2,677, $1,344,268 and $20,640 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $265,266 in fees from the Fund.12

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolios’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Fund. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

12	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $10,197 under the offset agreement between the Fund and ABIS.

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	49

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,13 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli14 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.15 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $411 billion as of March 31, 2009, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

13	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

14	The Deli study was originally published in 2002 based on 1997 data.

15	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

50	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

The information prepared by Lipper shows the 1, 3, and 5 year performance rankings of the Fund16 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)17 for the periods ended January 31, 2009.18

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-37.41	-39.85	-39.85	5/19	26/109
3 year	-9.53	-12.67	-12.67	4/18	10/100
5 year	-4.18	-3.79	-3.82	10/15	52/90

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold)19 versus its benchmark.20 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.21

	Periods Ending January 31, 2009 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe (%)
Focused Growth & Income Fund, Inc.	-37.71	-9.53	-4.18	1.82	14.90	-0.42	5
Russell 1000 Value Index	-41.78	-13.09	-3.52	-0.40	13.92	-0.41	5
Inception Date: December 22, 1999

16	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

17	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including or excluding a fund in a PU is somewhat different from that of an EU.

18	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

19	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

20	The Adviser provided Fund and benchmark performance return information for periods through January 31, 2009.

21	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	51

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2009

52	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy*

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy*

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio*

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Arizona California Massachusetts Michigan Minnesota	New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Ibero-America Fund*

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to December 31, 2009, Conservative Wealth Strategy was named Wealth Preservation Strategy, and Tax-Managed Conservative Wealth Strategy was named Tax-Managed Wealth Preservation Strategy. U.S. Strategic Research Portfolio was incepted on December 23, 2009. Prior to January 20, 2010, the Ibero-America Fund was named The Spain Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	53

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

FGI-0151-1109

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit - Related Fees	Tax Fees
AB Focused Growth & Income Fund	2008	$44,100	$5,404	$16,575
	2009	$33,040	$—	$7,834

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Focused Growth & Income Fund	2008	$982,324	$165,098
			$(148,523)
			$(16,575)
	2009	$782,490	$251,680
			$(243,846)
			$(7,834)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Focused Growth & Income Fund, Inc.

By:	/s/ ROBERT M. KEITH
Robert M. Keith President

Date: January 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ ROBERT M. KEITH
Robert M. Keith President

Date: January 29, 2010

By:	/s/ JOSEPH J. MANTINEO
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date: January 29, 2010